1 First Quarter 2024 Earnings May 7, 2024

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward- looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), pro-forma non-GAAP revenue (constant currency), pro-forma non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non- GAAP SG&A expense (prior definition and updated definition), non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense % (prior definition and updated definition), non-GAAP operating profit/margin % (prior definition and updated definition), non- GAAP non-operating income (expense), non-GAAP provision for income taxes (prior definition and updated definition), non-GAAP net income (loss) (prior definition and updated definition), non-GAAP net income (loss) per share (prior definition and updated definition). This presentation also includes certain preliminary estimated information of a potential separation for illustrative and informational purposes and further adjusted for separation items. See “Disclaimer Regarding Potential Separation” on the next slide for additional information. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

3 Disclaimer Regarding Potential Separation On March 22, 2024, Masimo announced that its Board of Directors has authorized management to evaluate a proposed separation of the company’s consumer business (the “Potential Separation”). Masimo’s Board of Directors and management are in the process of evaluating the proposed structure of the Potential Separation. Slide 7 of this presentation entitled “Preliminary Estimate: Financial Impact of a Potential Separation” (“Slide 7”) includes an estimate of the financial impact of the Potential Separation; however, the estimate is being provided solely for illustrative and informational purposes and does not purport to contain or present all information relating to any Potential Separation. Moreover, the method, structure, timing and terms of any Potential Separation are still under consideration and have not been determined, approved or finalized, and the final method, structure, timing and terms of any Potential Separation, including the separation of assets and liabilities, may differ materially from what is presented and estimated on Slide 7. There can be no assurance that any Potential Separation that may be implemented will be similar in structure to the structure illustrated on Slide 7, that any Potential Separation may be effected at all or the timing of any Potential Separation. Additionally, the estimate on Slide 7 is an illustrative projection that was calculated using the midpoint of Masimo’s 2024 consolidated guidance, which is based on management’s current expectations and beliefs, but is subject to uncertainty and risks, and also relies on a number of assumptions and adjustments as described on Slide 7. Accordingly, all of the information on Slide 7 is a “forward-looking statement” as described on Slide 2 of this presentation entitled “Safe Harbor Statement”. Investors are strongly cautioned not to place undue reliance on these forward-looking statements, including in respect of the financial or operating outlook for the potential separated businesses (including, without limitation, the realization of any expected efficiencies or cost savings). The forward-looking statements on Slide 7 are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond our control and could cause the actual results of any Potential Separation to differ materially and adversely from those illustrated on Slide 7 as a result of various risk factors, including, but not limited to: risks related to the ability to effect or complete any Potential Separation on the terms described on Slide 7, or at all, and to meet any of the conditions related thereto; the approval of any Potential Separation by Masimo’s Board of Directors; the ability of the separated businesses to be successful; expectations around the financial impact of any Potential Separation; potential uncertainty during the pendency of any Potential Separation that could affect Masimo’s financial performance; the possibility that any Potential Separation will not be completed within the anticipated time period or at all; the possibility that any Potential Separation will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with any Potential Separation; the impact that any Potential Separation may have on our employees; the uncertainty of the expected financial performance of Masimo prior to and following completion of any Potential Separation; negative effects of the announcement or pendency of any Potential Separation on the market price of Masimo’s securities and/or on the financial performance of Masimo; evolving legal, regulatory and tax regimes; changes in general economic and/or industry specific conditions; actions by third parties, including government agencies; as well as other factors more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. Except as required by applicable law, Masimo assumes no obligation to, and expressly disclaims any duty or obligation to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this presentation will, under any circumstances (including by reason of this presentation remaining available and not being superseded or replaced by any other presentation or publication with respect to Masimo or the Potential Separation), create an implication that there has been no change in the affairs of Masimo or any Potential Separation since the date of this presentation.

4 Financial Overview

5 As Reported Constant Currency Healthcare $340 $336 1% $347 (2%) (2%) Non-Healthcare $153 $153 0% $218 (30%) (29%) Revenue $493 $489 1% $565 (13%) (12%) GAAP Gross Profit $242 $250 (3%) $285 (15%) GAAP Gross Margin 49% 51% (210) bps 50% (140) bps Non-GAAP Gross Profit $256 $256 0% $293 (13%) Non-GAAP Gross Margin 52% 52% (50) bps 52% 10 bps GAAP Operating Profit $34 $38 (11%) $38 (11%) GAAP Operating Margin 7% 8% (90) bps 7% 20 bps Non-GAAP Operating Profit $68 $66 3% $87 (22%) Non-GAAP Operating Margin 14% 13% 30 bps 15% (160) bps GAAP Earnings Per Share $0.35 $0.36 (3%) $0.39 (10%) Non-GAAP Earnings Per Share $0.77 $0.70 10% $1.03 (25%) vs. Prior Year ($ in millions) Q1 2024 Actual Q1 2023 Actual Q1 2024 Guidance Midpoint vs. Guidance Midpoint First Quarter 2024 Actual vs. Guidance(1) and Prior Year(2) (1) Represents the midpoint of Guidance provided February 27, 2024. (2) GAAP and non-GAAP measures, including constant currency and pro forma measures. Numbers may not foot due to rounding. (1)

6 ($ in millions) Low High Low High Healthcare $330 - $340 $1,355 - $1,385 Non-Healthcare $150 - $170 $700 - $780 Revenue $480 - $510 $2,055 - $2,165 GAAP Gross Profit $242 - $258 $1,031 - $1,089 GAAP Gross Margin 50% - 51% 50% - 50% Non-GAAP Gross Profit $253 - $269 $1,067 - $1,125 Non-GAAP Gross Margin 53% - 53% 52% - 52% GAAP Operating Profit $33 - $38 $189 - $204 GAAP Operating Margin 7% - 7% 9% - 9% Non-GAAP Operating Profit $67 - $72 $309 - $324 Non-GAAP Operating Margin 14% - 14% 15% - 15% GAAP Earnings Per Share $0.26 - $0.33 $1.91 - $2.08 Non-GAAP Earnings Per Share $0.73 - $0.79 $3.54 - $3.70 FY 2024Q2 2024 (1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. (2) Guidance provided May 7, 2024. 2024 Guidance Summary(1),(2) (2) (2)

Preliminary Estimate: Financial Impact of a Potential Separation (1),(2)

MASIMO

($ in millions; except EPS)	2024 Consolidated Guidance Midpoint(3)	Consumer Audio Separation Adjustments	Additional Separation Adjustments	Total Separation Impact	Professional Healthcare (RemainCo)
Revenue	**$2,110**	**($740)**	**($5)**	**($745)**	**$1,365**
GAAP Gross Profit	$1,060	($218)	($2)	($219)	$841
GAAP Gross Margin	50.2%	1,130 bps	10 bps	1,140 bps	61.6%
Non-GAAP Gross Profit	$1,096	($241)	($2)	($242)	$854
Non-GAAP Gross Margin	51.9%	1,050 bps	10 bps	1,060 bps	62.5%
GAAP Operating Profit	$196	$14	$47 - $70	$61 - $84	$257 - $280
GAAP Operating Margin	9.3%	600 bps	360 bps - 520 bps	960 bps - 1,120 bps	18.9% - 20.5%
Non-GAAP Operating Profit	$316	($29)	$28 - $51	($0) - $23	$316 - $339
Non-GAAP Operating Margin	15.0%	600 bps	220 bps - 380 bps	820 bps - 980 bps	23.2% - 24.8%
GAAP Earnings Per Share	$1.99	$0.18	$0.64 - $0.94	$0.82 - $1.12	$2.81 - $3.11
Non-GAAP Earnings Per Share	$3.62	($0.39)	$0.39 - $0.70	$0.00 - $0.31	$3.62 - $3.93

On March 22, 2024, Masimo announced that its Board of Directors has authorized management to evaluate a proposed separation of its consumer business. Masimo is committed to pursuing a separation that would result in two separate companies (consumer and professional healthcare). Masimo expects that any potential separation would result in a full deconsolidation of the financial statements for the two businesses.

Masimo expects that the separated entity ("NewCo") will include its consumer audio (including hearables) and consumer health products (including the Stork baby monitor and the Freedom smart watch and band). Masimo would retain its professional healthcare and telehealth products.

As illustrated above, if a separation is completed, Masimo expects that the separation will improve the profitability of the healthcare business ("RemainCo").

- The financial information above assumes a separation of the consumer business without cash proceeds (e.g., spin-off). If a separation transaction (e.g., sale) results in cash proceeds to Masimo, there would be an opportunity to pay down debt (currently ~$876 million) and reduce interest expense (currently ~$47 million, which represents ~$0.63 per share).
- "Additional Separation Adjustments" above includes adjustments for consumer health product revenues, cost of goods sold, research and development expenses, selling and marketing expenses, certain corporate expenses and the assumed sharing of Apple litigation costs (GAAP only) equally between RemainCo and NewCo.

(1) This preliminary estimate is being provided solely for illustrative and informational purposes. Masimo is currently evaluating the structure of any potential separation of its consumer business, and the method, structure, timing and terms of any such potential separation are still under consideration and have not been determined, approved or finalized. See Slide 3 entitled "Disclaimer Regarding Potential Separation" for additional factors to consider in evaluating and reviewing the information presented on this slide.
(2) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. May not foot due to rounding.
(3) Represents the midpoint of Guidance provided May 7, 2024.

7

Professional Healthcare (RemainCo): Path to 30% Non-GAAP Operating Margin(1)



Preliminary Estimate:
Financial Impact of a Potential Separation (2)
Margin Improvement Initiatives
520 bp to 680 bps
15.0%
600 bps
220 - 380 bps
23.2% to 24.8%
350 bps
70 - 130 bps
100 - 200 bps
30%
2024 Consolidated Guidance Midpoint (3)
Consumer Audio Separation Adjustments
Additional Separation Adjustments
Professional Healthcare (RemainCo)
Gross Margin
Research & Development Expenses
Selling, General & Administrative Expenses
Long-Term Goal

Consumer Audio Separation Adjustments	Additional Separation Adjustments	Professional Healthcare (RemainCo)	Gross Margin	Research & Development Expenses	Selling, General & Administrative Expenses	Long-Term Goal
Adjustments to remove consumer audio revenue of $740 million and non-GAAP operating profit of $29 million (or ~4% of revenue).	Adjustments to remove consumer health revenue, cost of goods sold and certain operating expenses ($28 to $51 million of improvement to non-GAAP operating profit).		Engineering initiatives to reduce product costs. Manufacturing initiatives (including transition to Malaysia). Leveraging installed base.	Increasing productivity and reducing R&D expenses to ~8% of revenue.	Improving profitability by country and sales territory. Increasing revenue per sales rep. Increasing productivity and leveraging corporate and administrative costs.	Represents long-term goal of 30% non-GAAP operating margins for the professional healthcare business.

(1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. May not foot due to rounding.
(2) This preliminary estimate is being provided solely for illustrative and informational purposes. Masimo is currently evaluating the structure of any potential separation of its consumer business, and the method, structure, timing and terms of any such potential separation are still under consideration and have not been determined, approved or finalized. See Slide 3 entitled "Disclaimer Regarding Potential Separation" for additional factors to consider in evaluating and reviewing the information presented on this slide.
(3) Represents the midpoint of Guidance provided May 7, 2024.

8

9 Professional Healthcare

1 0 $0 $20 $40 $60 $80 $100 2017 2018 2019 2020 2021 2022 2023 2024 (1) Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends. Incremental Value of New Contracts(1) Through the first quarter of each year ($ in millions)

1 1 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2018 2019 2020 2021 2022 2023 2024 (1) Represents Masimo’s Unrecognized Contract Revenue (as defined in Masimo’s Annual Report on Form 10-K filed February 28, 2024). Unrecognized Contract Revenue(1) As of the end of the first quarter of each year ($ in millions)

1 2 $0 $100 $200 $300 2017 2018 2019 2020 2021 2022 2023 2024 Total Professional Healthcare Revenue 9% CAGR (2017 – 2024) Total Revenue 10% CAGR (2017 – 2024) Consumables and Service 5% CAGR (2017 – 2024) Capital Equipment and Other Through the first quarter of each year ($ in millions)

1 3 $0 $20 $40 $60 2017 2018 2019 2020 2021 2022 2023 2024 Rainbow and Hemodynamics Revenue 18% CAGR (2017 – 2024) Total Revenue 28% CAGR (2017 – 2024) Consumables and Service 5% CAGR (2017 – 2024) Capital Equipment and Other Through the first quarter of each year ($ in millions)

1 4 $0 $5 $10 $15 2017 2018 2019 2020 2021 2022 2023 2024 Brain Monitoring Revenue 31% CAGR (2017 – 2024) Total Revenue 33% CAGR (2017 – 2024) Consumables and Service 11% CAGR (2017 – 2024) Capital Equipment and Other Through the first quarter of each year ($ in millions)

1 5 $0 $5 $10 $15 2017 2018 2019 2020 2021 2022 2023 2024 Capnography and Gas Monitoring Revenue 16% CAGR (2017 – 2024) Total Revenue 30% CAGR (2017 – 2024) Consumables and Service 5% CAGR (2017 – 2024) Capital Equipment and Other Through the first quarter of each year ($ in millions)

1 6 Consumer Audio

1 7 $0 $50 $100 $150 $200 $250 $300 2021 2022 2023 2024 Consumer Audio Revenue(1) -10% CAGR (2021 – 2024) Total Revenue CAGR (2021 – 2024) Hearables(2) -13% CAGR (2021 – 2024) Home Audio (1) 2021 and 2022 revenue is presented on a pro forma basis for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. (2) Hearables represents a strategic growth category for the Company. The hearables category includes headphones, earbuds and hearing enhancement devices that contain Masimo’s adaptive acoustic technology (AAT). 66% Through the first quarter of each year ($ in millions)

1 8 Hearables and Wearables

1 9 $0 $4 $8 $12 $16 $20 2021 2022 2023 2024 Hearables and Wearables Revenue(1,2) 38% CAGR (2021 – 2024) Total Revenue 66% CAGR (2021 – 2024) Hearables(2) -30% CAGR (2021 – 2024) Wearables(2) (1) 2021 and 2022 revenue is presented on a pro forma basis for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. (2) Hearables and wearables represent strategic growth categories for the Company. The hearables category includes headphones, earbuds and hearing enhancement devices that contain Masimo’s adaptive acoustic technology (AAT). The wearables category includes all wearable technologies sold through the professional healthcare, telemonitoring and consumer distribution channels. Through the first quarter of each year ($ in millions)

2 0 Appendix GAAP to Non-GAAP Reconciliations

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1][3]	Quarter to Date									Q2 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Low	High	FY 2022	FY 2023	Low	High
GAAP revenue	$304.2	$565.3	$549.3	$617.0	$565.0	$455.3	$478.9	$548.9	$492.8	$480	$510	$2,035.8	$2,048.1	$2,055	$2,165
GAAP gross profit	$204.7	$258.2	$282.5	$313.3	$284.8	$221.2	$234.8	$262.7	$241.7	$242	$258	$1,058.8	$1,003.5	$1,031	$1,089
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	-	-	-	-	52.6	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	4.9	4.9	5	5	11.2	21.7	20	20
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	-	0.0	-	-	0.1	-	0	0
Business transition and related costs	-	-	-	-	-	-	-	6.0	6.2	6	6	-	6.0	13	13
Other adjustments	-	-	-	-	2.5	0.9	0.5	(0.0)	3.1	-	-	-	3.9	3	3
Non-GAAP gross profit	$205.4	$309.2	$289.1	$318.9	$292.6	$227.6	$241.4	$273.6	$255.9	$253	$269	$1,122.7	$1,035.1	$1,067	$1,125
GAAP selling, general and administrative expenses	$108.9	$188.3	$174.6	$185.5	$196.3	$151.7	$156.1	$159.8	$159.9			$657.4	$664.0		
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)	(0.9)	(0.8)			(6.8)	(5.0)		
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)	(4.3)	(4.3)			(14.3)	(16.5)		
Acquisition, integration and related costs	(3.1)	(19.7)	(9.6)	(5.1)	(3.5)	(3.9)	(3.6)	(2.1)	(6.0)			(37.5)	(13.1)		
Business transition and related costs	-	-	-	-	-	-	(2.4)	(2.3)	(1.3)			-	(4.6)		
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)	7.9	2.3			(28.7)	(30.6)		
Non-GAAP selling, general and administrative expenses (prior definition)	$99.5	$154.9	$154.7	$160.8	$166.8	$128.9	$139.8	$158.4	$149.5			$569.8	$594.0		
Litigation related expenses and settlements	(3.7)	(3.2)	(6.3)	(7.1)	(11.6)	(9.8)	(8.9)	(13.1)	(8.1)			(20.3)	(43.4)		
Non-GAAP selling, general and administrative expenses (updated definition)	$95.8	$151.7	$148.4	$153.7	$155.2	$119.1	$130.9	$145.3	$141.5			$549.5	$550.6		
GAAP research and development expenses	$36.1	$47.8	$53.1	$54.3	$50.5	$40.2	$46.5	$38.0	$47.8			$191.4	$175.2		
Acquisition, integration and related costs	-	(0.1)	(0.1)	(0.6)	(0.2)	(0.2)	-	-	-			(0.7)	(0.4)		
Business transition and related costs	-	-	-	-	-	-	(1.8)	(1.4)	(1.4)			-	(3.2)		
Non-GAAP research and development expenses	$36.1	$47.8	$53.1	$53.7	$50.2	$40.1	$44.7	$36.5	$46.5			$190.7	$171.6		
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$17.8	$0.0			$0.0	$17.8		
Litigation related expenses and settlements	-	-	(0.0)	-	-	-	-	(17.8)	-			(0.0)	(17.8)		
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0			$0.0	$0.0		
GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.0	$3.0	$0.0			$0.0	$10.0		
Acquisition, integration and related costs	-	-	-	-	-	-	(7.0)	(3.0)	-			-	(10.0)		
Non-GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0			$0.0	$0.0		
GAAP operating expenses	$145.0	$236.1	$227.7	$239.8	$246.8	$191.9	$209.6	$218.6	$207.7			$848.8	$867.0		
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)	(0.9)	(0.8)			(6.8)	(5.0)		
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)	(4.3)	(4.3)			(14.3)	(16.5)		
Acquisition, integration and related costs	(3.1)	(19.7)	(9.7)	(5.7)	(3.7)	(4.0)	(10.6)	(5.1)	(6.0)			(38.3)	(23.5)		
Business transition and related costs	-	-	-	-	-	-	(4.2)	(3.7)	(2.7)			-	(7.9)		
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)	(9.9)	2.3			(28.7)	(48.4)		
Non-GAAP operating expenses (prior definition)	$135.6	$202.6	$207.8	$214.5	$217.1	$169.0	$184.6	$194.9	$196.0			$760.5	$765.6		
Litigation related expenses and settlements	(3.7)	(3.2)	(6.3)	(7.1)	(11.6)	(9.8)	(8.9)	(13.1)	(8.1)			(20.3)	(43.4)		
Non-GAAP operating expenses (updated definition)	$131.9	$199.4	$201.5	$207.4	$205.5	$159.2	$175.6	$181.8	$187.9			$740.2	$722.1		
GAAP operating profit	$59.7	$22.1	$54.8	$73.5	$38.0	$29.3	$25.2	$44.1	$34.0	$33	$38	$210.0	$136.5	$189	$204
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	0.9	0.8	1	1	59.4	5.0	4	4
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	9.1	9.3	9	9	25.5	38.1	37	37
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	5.1	6.0	3	3	38.4	23.5	12	12
Business transition and related costs	-	-	-	-	-	-	4.2	9.7	8.8	8	8	-	13.9	19	19
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	9.9	(2.3)	4	4	28.7	48.4	13	13
Other adjustments	-	-	-	-	2.5	0.9	0.5	(0.0)	3.1	-	-	-	3.9	3	3
Non-GAAP operating profit (prior definition)	$69.8	$106.6	$81.3	$104.4	$75.5	$58.6	$56.9	$78.6	$59.9	$59	$64	$362.2	$269.6	$277	$292
Litigation related expenses and settlements	3.7	3.2	6.3	7.1	11.6	9.8	8.9	13.1	$8.1	8	8	20.3	43.4	32	32
Non-GAAP operating profit (updated definition)	$73.5	$109.8	$87.6	$111.6	$87.1	$68.4	$65.9	$91.7	$67.9	$67	$72	$382.5	$313.0	$309	$324

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided May 7, 2024.
(3) Effective fiscal year 2024, we are updating our non-GAAP financial measures to exclude the impact of all expenses related to our litigation with Apple. Masimo had previously only excluded the expenses related to the U.S. International Trade Commission litigation against Apple. Masimo believes all Apple litigation expenses are unique in nature and not indicative of the Company's on-going operating performance and is therefore excluding them from its non-GAAP financial measures.

21

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1,3]	Quarter to Date									Q2 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Low	High	FY 2022	FY 2023	Low	High
GAAP non-operating income (expense)	**($0.6)**	**$4.5**	**($2.8)**	**($17.6)**	**($11.8)**	**($4.5)**	**($11.2)**	**($20.9)**	**($9.1)**	**($13)**	**($13)**	**($16.6)**	**($48.4)**	**($47)**	**($47)**
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	8.0	(2.1)	(0)	(0)	(5.5)	1.1	(2)	(2)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0	0	1.5	1.9	2	2
Other adjustments	-	(0.5)	(0.4)	-	-	-	-	-	0.0	-	-	(0.9)	-	0	0
Non-GAAP non-operating income (expense)	**$0.2**	**($3.6)**	**($8.2)**	**($9.8)**	**($10.7)**	**($10.5)**	**($11.6)**	**($12.4)**	**($10.7)**	**($12)**	**($12)**	**($21.4)**	**($45.4)**	**($47)**	**($47)**
GAAP provision for income taxes	**$12.5**	**$8.5**	**$14.1**	**$14.9**	**$4.9**	**$9.1**	**$3.4**	**($10.8)**	**$6.0**	**$6**	**$8**	**$49.9**	**$6.6**	**$37**	**$43**
Tax impact of non-GAAP adjustments	2.5	19.5	4.9	8.2	10.0	4.8	8.0	12.0	6.1	6	6	35.2	34.8	20	20
Excess tax benefits from stock-based compensation	1.7	0.2	0.3	0.2	2.4	0.5	0.2	(0.2)	1.3	0	0	2.4	2.9	3	3
Tax related adjustments	-	-	-	-	-	-	-	8.2	-	-	-	-	8.2	-	-
Non-GAAP provision for income taxes (prior definition)	**$16.8**	**$28.2**	**$19.3**	**$23.3**	**$17.4**	**$14.4**	**$11.5**	**$9.3**	**$13.4**	**$13**	**$14**	**$87.6**	**$52.6**	**$59**	**$66**
Tax impact of non-GAAP adjustments	0.9	0.8	1.5	1.7	2.7	2.3	2.1	3.1	1.9	2	2	4.8	10.3	8	8
Non-GAAP provision for income taxes (updated definition)	**$17.7**	**$29.0**	**$20.7**	**$25.0**	**$20.1**	**$16.7**	**$13.6**	**$12.4**	**$15.3**	**$15**	**$16**	**$92.4**	**$62.9**	**$67**	**$74**
GAAP net income	**$46.6**	**$18.1**	**$37.9**	**$41.1**	**$21.3**	**$15.7**	**$10.6**	**$34.0**	**$18.9**	**$14**	**$18**	**$143.5**	**$81.5**	**$105**	**$114**
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	0.9	0.8	1	1	59.4	5.0	4	4
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	9.1	9.3	9	9	25.5	38.1	37	37
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	5.1	6.0	3	3	38.4	23.5	12	12
Business transition and related costs	-	-	-	-	-	-	4.2	9.7	8.8	8	8	-	13.9	19	19
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	9.9	(2.3)	4	4	28.7	48.4	13	13
Other adjustments	-	(0.5)	(0.4)	-	2.5	0.9	0.5	(0.0)	3.1	-	-	(0.9)	3.9	3	3
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	8.0	(2.1)	(0)	(0)	(5.5)	1.2	(2)	(2)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0	0	1.5	1.9	2	2
Tax impact of non-GAAP adjustments	(2.5)	(19.5)	(4.9)	(8.2)	(10.0)	(4.8)	(8.0)	(12.0)	(6.1)	(6)	(6)	(35.2)	(34.8)	(20)	(20)
Excess tax benefits from stock-based compensation	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(0.5)	(0.2)	0.2	(1.3)	(0)	(0)	(2.4)	(2.9)	(3)	(3)
Tax related adjustments	-	-	-	-	-	-	-	(8.2)	-	-	-	-	(8.2)	-	-
Non-GAAP net income (prior definition)	**$53.2**	**$74.8**	**$53.9**	**$71.3**	**$47.5**	**$33.7**	**$33.7**	**$56.9**	**$35.8**	**$34**	**$38**	**$253.2**	**$171.6**	**$171**	**$179**
Litigation related expenses and settlements	3.7	3.2	6.3	7.1	11.6	9.8	8.9	13.1	8.1	8	8	20.3	43.4	32	32
Tax impact of non-GAAP adjustments	(0.9)	(0.8)	(1.5)	(1.7)	(2.7)	(2.3)	(2.1)	(3.1)	(1.9)	(2)	(2)	(4.8)	(10.3)	(8)	(8)
Non-GAAP net income (updated definition)	**$56.0**	**$77.2**	**$58.7**	**$76.8**	**$56.3**	**$41.2**	**$40.5**	**$66.9**	**$41.9**	**$40**	**$44**	**$268.7**	**$204.8**	**$195**	**$203**
GAAP net income per share	**$0.81**	**$0.33**	**$0.70**	**$0.76**	**$0.39**	**$0.29**	**$0.20**	**$0.63**	**$0.35**	**$0.26**	**$0.33**	**$2.60**	**$1.51**	**$1.91**	**$2.08**
Acquired tangible asset amortization	0.00	0.87	0.16	0.04	0.04	0.02	0.02	0.02	0.02	0.02	0.02	1.08	0.09	0.06	0.06
Acquired intangible asset amortization	0.03	0.17	0.09	0.19	0.18	0.18	0.18	0.17	0.17	0.17	0.17	0.46	0.70	0.68	0.68
Acquisition, integration and related costs	0.05	0.36	0.18	0.11	0.07	0.07	0.20	0.09	0.11	0.05	0.05	0.70	0.44	0.21	0.21
Business transition and related costs	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.18	0.16	0.15	0.15	0.00	0.26	0.35	0.35
Litigation related expenses and settlements	0.10	0.13	0.06	0.23	0.35	0.25	0.11	0.18	(0.04)	0.08	0.08	0.52	0.89	0.24	0.24
Other adjustments	0.00	(0.01)	(0.01)	0.00	0.05	0.02	0.01	(0.00)	0.06	0.00	0.00	(0.02)	0.07	0.06	0.06
Realized and unrealized gains or losses	0.01	(0.15)	(0.10)	0.14	0.01	(0.12)	(0.02)	0.15	(0.04)	(0.00)	(0.00)	(0.10)	0.02	(0.05)	(0.05)
Financing related adjustments	0.00	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.03	0.03	0.03	0.03
Tax impact of non-GAAP adjustments	(0.04)	(0.35)	(0.09)	(0.15)	(0.18)	(0.09)	(0.15)	(0.22)	(0.11)	(0.12)	(0.12)	(0.64)	(0.64)	(0.36)	(0.37)
Excess tax benefits from stock-based compensation	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.01)	(0.00)	0.00	(0.02)	(0.01)	(0.01)	(0.04)	(0.05)	(0.05)	(0.05)
Tax related adjustments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.15)	0.00	0.00	0.00	0.00	(0.15)	0.00	0.00
Non-GAAP net income per share (prior definition)	**$0.93**	**$1.35**	**$1.00**	**$1.32**	**$0.87**	**$0.62**	**$0.63**	**$1.06**	**$0.66**	**$0.61**	**$0.68**	**$4.59**	**$3.17**	**$3.10**	**$3.26**
Litigation related expenses and settlements	0.06	0.06	0.12	0.13	0.21	0.18	0.17	0.24	0.15	0.15	0.15	0.37	0.80	0.58	0.58
Tax impact of non-GAAP adjustments	(0.02)	(0.01)	(0.03)	(0.03)	(0.05)	(0.04)	(0.04)	(0.06)	(0.04)	(0.03)	(0.03)	(0.09)	(0.19)	(0.14)	(0.14)
Non-GAAP net income per share (updated definition)	**$0.98**	**$1.40**	**$1.08**	**$1.42**	**$1.03**	**$0.76**	**$0.75**	**$1.25**	**$0.77**	**$0.73**	**$0.79**	**$4.87**	**$3.79**	**$3.54**	**$3.70**
Weighted average shares outstanding - Diluted	**57.3**	**55.3**	**54.1**	**54.1**	**54.4**	**54.4**	**53.9**	**53.7**	**54.2**	**54.9**	**54.9**	**55.2**	**54.1**	**54.9**	**54.9**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided May 7, 2024.
(3) Effective fiscal year 2024, we are updating our non-GAAP financial measures to exclude the impact of all expenses related to our litigation with Apple. Masimo had previously only excluded the expenses related to the U.S. International Trade Commission litigation against Apple. Masimo believes all Apple litigation expenses are unique in nature and not indicative of the Company's on-going operating performance and is therefore excluding them from its non-GAAP financial measures.

22

Revenue

(Unaudited; in millions, except percentages) (1,3)

	Quarter to Date									Q2 2024 Guidance (2)		Full Year		FY 2024 Guidance (2)	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Low	High	FY 2022	FY 2023	Low	High
Revenue															
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	339.9	339.6	330	340	1,340.3	1,275.5	1,355	1,385
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	209.0	153.2	150	170	695.5	772.6	700	780
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$492.8**	**$480**	**$510**	**$2,035.8**	**$2,048.1**	**$2,055**	**$2,165**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	(0.7)	(1.1)	1.5	2	2	30.0	5.8	3	3
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	(1.5)	(3.6)	1.0	2	2	N/A	N/A	1	1
Constant currency adjustments	**$4.3**	**$6.0**	**$11.1**	**$8.6**	**$5.6**	**$2.0**	**($2.2)**	**($4.7)**	**$2.5**	**$4**	**$4**	**$30.0**	**$5.8**	**$4**	**$4**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	307.1	338.8	341.1	332	342	1,370.4	1,281.3	1,358	1,388
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	169.6	205.4	154.2	152	172	695.5	772.6	701	781
Non-GAAP revenue (constant currency)	**$308.6**	**$571.3**	**$560.4**	**$625.6**	**$570.6**	**$457.3**	**$476.7**	**$544.2**	**$495.3**	**$484**	**$514**	**$2,065.9**	**$2,053.9**	**$2,059**	**$2,169**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	-5.9%	-3.4%	-2.1%	17%	21%	8.2%	-4.8%	6%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	-23.0%	-21.2%	-29.8%	-14%	-2%	N/A	N/A	-9%	1%
GAAP revenue growth	**1.7%**	**85.3%**	**78.7%**	**88.3%**	**85.7%**	**-19.5%**	**-12.8%**	**-11.0%**	**-12.8%**	**5%**	**12%**	**64.3%**	**0.6%**	**0%**	**6%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	-6.1%	-3.7%	-1.6%	18%	22%	10.6%	-4.4%	6%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	-23.6%	-22.5%	-29.4%	-13%	-1%	N/A	N/A	-9%	1%
Non-GAAP revenue growth (constant currency)	**3.2%**	**87.2%**	**82.3%**	**91.0%**	**87.6%**	**-19.1%**	**-13.2%**	**-11.8%**	**-12.3%**	**6%**	**13%**	**66.7%**	**0.9%**	**1%**	**6%**
Pro Forma Revenue (4)															
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	339.9	339.6	330	340	1,340.3	1,275.5	1,355	1,385
Non-Healthcare	250.6	215.2	222.1	265.1	218.3	174.2	171.1	209.0	153.2	150	170	953.0	772.6	700	780
GAAP revenue	**$554.9**	**$572.2**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$492.8**	**$480**	**$510**	**$2,293.4**	**$2,048.1**	**$2,055**	**$2,165**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	(0.7)	(1.1)	1.5	2	2	30.0	5.8	3	3
Non-Healthcare	7.3	12.2	16.9	21.9	9.5	3.5	(1.5)	(3.6)	1.0	2	2	58.3	8.0	1	1
Constant currency adjustments	**$11.6**	**$18.2**	**$28.0**	**$30.5**	**$15.1**	**$5.5**	**($2.2)**	**($4.7)**	**$2.5**	**$4**	**$4**	**$88.3**	**$13.8**	**$4**	**$4**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	307.1	338.8	341.1	332	342	1,370.4	1,281.3	1,358	1,388
Non-Healthcare	257.9	227.4	239.0	287.0	227.8	177.7	169.6	205.4	154.2	152	172	1,011.3	780.6	701	781
Non-GAAP revenue (constant currency)	**$566.5**	**$590.5**	**$577.3**	**$647.5**	**$580.1**	**$460.8**	**$476.7**	**$544.2**	**$495.3**	**$484**	**$514**	**$2,381.7**	**$2,061.9**	**$2,059**	**$2,169**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	-5.9%	-3.4%	-2.1%	17%	21%	8.2%	-4.8%	6%	9%
Non-Healthcare	18.7%	4.3%	-2.3%	0.4%	-12.9%	-19.0%	-23.0%	-21.2%	-29.8%	-14%	-2%	4.9%	-18.9%	-9%	1%
GAAP revenue growth	**8.8%**	**11.9%**	**2.7%**	**4.3%**	**1.8%**	**-20.4%**	**-12.8%**	**-11.0%**	**-12.8%**	**5%**	**12%**	**6.8%**	**-10.7%**	**0%**	**6%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	-6.1%	-3.7%	-1.6%	18%	22%	10.6%	-4.4%	6%	9%
Non-Healthcare	22.2%	10.2%	5.2%	8.7%	-9.1%	-17.4%	-23.6%	-22.5%	-29.4%	-13%	-1%	11.3%	-18.1%	-9%	1%
Non-GAAP revenue growth (constant currency)	**11.1%**	**15.4%**	**8.0%**	**9.5%**	**4.6%**	**-19.5%**	**-13.2%**	**-11.8%**	**-12.3%**	**6%**	**13%**	**10.9%**	**-10.1%**	**1%**	**6%**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided on May 7, 2024.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

23

Segment Reporting

MASIMO®

(Unaudited; in millions) [1]

	Quarter to Date									Q2 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Low	High	FY 2022	FY 2023	Low	High
Revenue															
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	339.9	339.6	330	340	1,340.3	1,275.5	1,355	1,385
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	209.0	153.2	150	170	695.5	772.6	700	780
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$492.8**	**$480**	**$510**	**$2,035.8**	**$2,048.1**	**$2,055**	**$2,165**
Gross profit															
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	207.7	211.4	206	213	870.2	777.1	846	865
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	65.8	44.5	47	57	252.5	258.0	221	260
Other	(0.6)	(51.1)	(6.5)	(5.6)	(7.7)	(6.4)	(6.6)	(10.8)	(14.2)	(11)	(11)	(63.9)	(31.6)	(36)	(36)
GAAP gross profit	**$204.7**	**$258.2**	**$282.5**	**$313.3**	**$284.8**	**$221.2**	**$234.8**	**$262.7**	**$241.7**	**$242**	**$258**	**$1,058.8**	**$1,003.5**	**$1,031**	**$1,089**
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	-	-	-	-	52.6	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	4.9	4.9	5	5	11.2	21.7	20	20
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	-	0.0	-	-	0.1	-	0	0
Business transition and related costs	-	-	-	-	-	-	-	6.0	6.2	6	6	-	6.0	13	13
Other adjustments	-	-	-	-	2.5	0.9	0.5	(0.0)	3.1	-	-	-	3.9	3	3
GAAP adjustments	**$0.6**	**$51.1**	**$6.5**	**$5.6**	**$7.7**	**$6.4**	**$6.6**	**$10.8**	**$14.2**	**$11**	**$11**	**$63.9**	**$31.6**	**$36**	**$36**
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	207.7	211.4	206	213	870.2	777.1	846	865
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	65.8	44.5	47	57	252.5	258.0	221	260
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$292.6**	**$227.6**	**$241.4**	**$273.6**	**$255.9**	**$253**	**$269**	**$1,122.7**	**$1,035.1**	**$1,067**	**$1,125**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided May 7, 2024.

24